UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Alaunos Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! ALAUNOS THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET ALAUNOS THERAPEUTICS, INC. ATTN: SECRETARY 8030 EL RIO STREET HOUSTON, TX 77054 V14637-P92609 You invested in ALAUNOS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 6, 2023 9:00 AM EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TCRT2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Kevin S. Boyle, Sr. 02) Robert J. Hofmeister 03) James Huang04) Robert W. Postma 05) Mary Thistle 06) Jaime Vieser 07) Holger Weis 2. To ratify the selection by the audit committee of the board of directors of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. For 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. For 4. To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers. Year 1 5. To approve, if needed in the discretion of the Board, the amendment and restatement of the Company’s amended and restated certificate of incorporation to effect a reverse stock split at a ratio of 1-for-5 to 1-for-15, inclusive. For 6. To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 420,000,000 shares to 520,000,000 shares. For 7. To approve an adjournment of the annual meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5 and Proposal 6. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V14638-P92609